Exhibit 99.1

LIONSGATE STUDIOS TO LAUNCH AS A SEPARATELY TRADED PUBLIC COMPANY

Establishes One of the Largest Publicly Traded Pure Play Content Companies with an Enterprise Value of Approximately $4.6 Billion

Deal Expected to Raise Approximately $350 Million of Total Gross Proceeds

Upsized $175 Million in Committed PIPE (Private Investment in Public Equity) Financing Led by Top Mutual Fund Investors

Transaction Enabled by Business Combination with Screaming Eagle Acquisition Corp.

Common Shares of Lionsgate Studios Will Trade as a Single Class of Stock Separately from Lionsgate Class A and Class B Shares (LGF.A, LGF.B)

SANTA MONICA, CA, and VANCOUVER, BC, December 22, 2023 – Lionsgate (NYSE: LGF.A, LGF.B) today announced that its Studio Business, comprising its Television Studio and Motion Picture Group segments and one of the world’s most valuable film and television libraries, will be combined with Screaming Eagle Acquisition Corp. (Nasdaq: SCRM) (“Screaming Eagle”) to launch Lionsgate Studios Corp. (“Lionsgate Studios”). Screaming Eagle is a publicly-traded company formed to merge with existing businesses.

The deal positions the standalone Lionsgate Studios as a platform-agnostic, pure play content company with a deep portfolio of franchise properties including The Hunger Games, John Wick, The Twilight Saga and Ghosts, a robust film and television production and distribution business, a leading talent management and production company and a world-class film and television library.

As a result of the transaction, 87.3% of the total shares of Lionsgate Studios are expected to continue to be held by Lionsgate, while Screaming Eagle public shareholders and founders and common equity financing investors are expected to own an aggregate of approximately 12.7% of the combined company. The transaction values Lionsgate Studios at an enterprise value of approximately $4.6 billion. Lionsgate Studios does not include the STARZ platform, which will continue to be wholly owned by Lionsgate.

In addition to establishing Lionsgate Studios as a standalone publicly-traded entity, the transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, including $175 million in PIPE financing already committed by leading mutual funds and other investors. Net proceeds from the transaction are expected to be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives, including those related to the eOne business, which acquisition is scheduled to close by calendar year end.

Common shares of Lionsgate Studios will trade separately from Lionsgate’s Class A (LGF.A) and Class B (LGF.B) common shares as a single class of stock. The transaction is subject to certain closing conditions, including regulatory approvals and approval from the shareholders and public warrant holders of Screaming Eagle, and is expected to close in the spring of 2024.

“This transaction creates one of the world’s largest publicly-traded pure play content platforms with the ability to deliver significant incremental value to all of our stakeholders,” said Lionsgate CEO Jon Feltheimer and Vice Chair Michael Burns. “Coupled with the acquisition of the eOne platform scheduled to close next week, the expansion of our partnership with 3 Arts and the strong performance of our content slates, we’ve put together all of the pieces for a thriving standalone content company with a strong financial growth trajectory.”

“We are thrilled to be part of establishing Lionsgate Studios as one of the only pure play content companies in the public markets, which is well positioned to unlock value for both existing and new shareholders,” said Screaming Eagle CEO Eli Baker. “We believe this will be seen as one of the most innovative and value creating transactions the market has seen in some time.”

Transaction Details

The transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, consisting of $175 million in gross proceeds from a committed PIPE and $175 million in proceeds from the Screaming Eagle trust. Net proceeds from the transaction will be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives including the eOne acquisition which is scheduled to close by calendar year end.

Due to tax and other considerations, Lionsgate Studios has made it a condition of the transaction to receive not more than $175 million of gross trust proceeds. In the event that unredeemed amounts exceed $175 million, such non-redeeming shareholders will receive a mix of consideration in the form of shares in Lionsgate Studios and cash (from Screaming Eagle) (as cash value in trust), pro-rata with all other non-redeeming shareholders (excluding PIPE investors and those investors committing to non-redemption arrangements).

It is also a condition of closing that all of Screaming Eagle’s public and private placement warrants be eliminated. Screaming Eagle private placement warrants will be eliminated for no consideration. Screaming Eagle’s public warrants will be repurchased for $0.50 per warrant from warrant holders pursuant to one of the voting proposals associated with the business combination. Screaming Eagle has obtained the written consent from warrant holders owning approximately 44.19% of all public warrants outstanding to vote in favor of the public warrant repurchase. For all public warrants to be compulsorily acquired for $0.50 per warrant, an additional 5.81% is required to be obtained prior to the voting date for the business combination.

Upon closing of the transaction, it is expected that Lionsgate shareholders will indirectly own an approximately 87.3% stake in Lionsgate Studios, while Screaming Eagle public shareholders, founders and PIPE investors will own approximately 5.7%, 0.7% and 6.3% of Lionsgate Studios, respectively. Screaming Eagle founders and independent directors will collectively forfeit approximately 14.5 million of their founder shares and will retain approximately 2.0 million common shares upfront and Screaming Eagle founders will be entitled to receive an additional 2.2 million common shares if the trading price of Lionsgate Studios common shares increases 50% from $10.70. In connection with the transaction, the Screaming Eagle founders will forfeit all of their Screaming Eagle private placement warrants.

Lionsgate is expected to maintain its current corporate debt structure in this transaction.

Morgan Stanley & Co. LLC (“Morgan Stanley”) is acting as financial advisor to Lionsgate. Citigroup Global Markets Inc. (“Citigroup”) is acting as financial advisor to Screaming Eagle. Citigroup and Morgan Stanley are acting as co-placement agents for Screaming Eagle with respect to the common equity financing. Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Lionsgate and Denton’s Canada LLP is acting as legal advisor to Lionsgate in Canada. White & Case LLP is acting as legal advisor to Screaming Eagle and Goodmans LLP is acting as legal advisor to Screaming Eagle in Canada. Davis Polk & Wardwell LLP is acting as legal advisor to Citigroup and Morgan Stanley in connection with their roles as co-placement agents.

Lionsgate senior management will hold a call to discuss the transaction on Thursday, January 4, at 5:00 PM ET/2:00 PM PT. Interested parties may listen to the live webcast by visiting the events page on the Lionsgate Investor Relations website or via the following link. A full replay will become available the evening of January 4 by clicking the same link. Answers to Frequently Asked Questions can be found as Exhibit 99.3 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2023.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) encompasses world-class motion picture and television studio operations aligned with the STARZ premium subscription platform to bring a unique and varied portfolio of entertainment to consumers around the world. Lionsgate’s film, television, subscription and location-based entertainment businesses are backed by a 18,000-title library and a valuable collection of iconic film and television franchises. A digital age company driven by its entrepreneurial culture and commitment to innovation, the Lionsgate brand is synonymous with bold, original, relatable entertainment for audiences worldwide.

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For further information, investors should contact:

Nilay Shah

310-255-3651

nshah@lionsgate.com

For media inquiries, please contact:

Peter D. Wilkes

310-255-3726

pwilkes@lionsgate.com

Additional Information About the Transaction and Where to Find It

In connection with the transaction, a subsidiary of Screaming Eagle (“New Screaming Eagle”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New Screaming Eagle, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New Screaming Eagle and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New Screaming Eagle, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New Screaming Eagle and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New Screaming Eagle, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New Screaming Eagle’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New Screaming Eagle undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New Screaming Eagle nor Screaming Eagle gives any assurance that either New Screaming Eagle or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New Screaming Eagle’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New Screaming Eagle, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New Screaming Eagle’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New Screaming Eagle and Lionsgate with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Additional Information Available on Lionsgate’s Website

The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Lionsgate Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which has been posted on Lionsgate’s website at http://investors.lionsgate.com/financial-reports/sec-filings.

Reconciliation of non-GAAP forward-looking measures

for the fiscal years ending March 31, 2024 and March 31, 2025

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation (“adjusted SBC”), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia’s invasion of Ukraine), when applicable.

•

Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for “purchase accounting and related adjustments”, described below.

•

Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•	Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable.

•

COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable.

•

Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable.

•

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense.

Adjusted OIBDA is calculated similar to how Lionsgate defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Total Segment Profit and Studio Business Segment Profit and Studio Business Adjusted OIBDA: We present the sum of our Motion Picture and Television Production segment profit as our “Studio Business” segment profit, and we define our Studio Business Adjusted OIBDA as Studio Business segment profit less corporate general and administrative expenses. Total segment profit and Studio Business segment profit and Studio Business Adjusted OIBDA, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business.

Lionsgate believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by Lionsgate’s management and enables them to understand the fundamental performance of Lionsgate’s businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of Lionsgate’s performance because it reflects the aggregate profit contribution from Lionsgate’s segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of Lionsgate’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by Lionsgate may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

Overall: These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of Lionsgate’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of Lionsgate’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

The following table sets forth Total Studio Business segment profit, Studio Business Adjusted OIBDA and Adjusted OIBDA on an actual basis for the fiscal years ended March 31, 2022 and 2023 and forecasted for the fiscal years ended March 31, 2024 and 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024		Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated		Estimated

	(Unaudited, amounts in millions)
Total Studio Business Segment Profit(1)	$346.8	$409.9	$445.0		$500.0
Corporate general and administrative expenses	(97.1)	(122.9)	(125.0)		(130.0)

Studio Business Adjusted OIBDA(1)	$249.7	$287.0	$320.0	(2)	$370.0
Media Networks segment profit	155.2	106.8	200.0	(3)	Not Provided
Intersegment eliminations	(2.7)	(35.7)	(100.0)		Not Provided

Adjusted OIBDA(1)	$402.2	$358.1	$420.0		Not Provided

(1)

See above for the definition of Studio Business Segment Profit, Studio Business Adjusted OIBDA and Adjusted OIBDA and see below for the reconciliation to the most directly comparable GAAP financial measure.

(2)	Represents consensus as of November 9, 2023 and is within the Studio Business guidance range of $300 million to $350 million.
(3)	Represents consensus as of November 9, 2023 and is within the Media Networks segment guidance range of $175 million to $200 million.

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA and Total Segment Profit on an actual basis for the fiscal year ended March 31, 2022 and 2023 and forecasted for the fiscal year ending March 31, 2024 and March 31, 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated	Estimated

		(Unaudited, amounts in millions)
Operating income (loss)	$9.0	$(1,857.7)	NRE	NRE
Goodwill and intangible asset impairment	—	1,475.0	663.9	NRE
Adjusted depreciation and amortization	43.0	40.2	41.0	NRE
Restructuring and other(1)	16.8	411.9	NRE	NRE
COVID-19 related charges (benefit)(2)	(3.4)	(11.6)	NRE	NRE
Programming and content charges(3)	36.9	7.0	NRE	NRE
Charges related to Russia’s invasion of Ukraine	5.9	—	NRE	NRE
Adjusted share-based compensation expense(4)	100.0	97.8	NRE	NRE
Purchase accounting and related adjustments(5)	194.0	195.5	NRE	NRE

Adjusted OIBDA	$402.2	$358.1	$420.0	Not Provided

NRE: Individual items are not reasonably estimated due to the nature of the items.

(1)

Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.

(2)

COVID-19 related charges (benefit) are not predictable due to the nature of the COVID-19 pandemic. However, the charges we are incurring have been diminishing, and insurance recovery exceeded the charges in fiscal 2023. Given the unpredictability of these charges and the insurance recovery, we are unable to provide a reliable estimate.

(3)

Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. Due to these costs being associated with unusual events, we are unable to provide a reliable estimate of these costs, if any, to be incurred in the future.

(4)	Forecasting the future market price of Lionsgate’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(5)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate.

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the estimated initial 12 month run-rate of eOne post the completion of the eOne integration into Lionsgate and realization of transaction synergies:

Estimated Initial 12 Month Run-Rate of eOne Adjusted OIBDA
(Unaudited amounts in millions)
Operating income (loss)	NRE
Adjusted depreciation and amortization	NRE
Restructuring and other(1)	NRE
Adjusted share-based compensation expense(2)	NRE
Purchase accounting and related adjustments(3)	NRE

Adjusted OIBDA	$60.0	(4)

NRE: Individual items are not reasonably estimated due to the nature of the items.

Note: Certain reconciling items included in the Lionsgate reconciliation table are excluded from the eOne reconciliation table as they are not currently expected to occur.

(1)

Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.

(2)	Forecasting the future market price of Lionsgate’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(3)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate. These amounts exclude any adjustment to fair value for the allocation of the purchase price of eOne to the film and television program assets acquired, and related amortization expense.

(4)

Illustrative initial 12 month run-rate post-synergies and integration adjusted OIBDA expected with the eOne acquisition. Represents the mid-point of the $50 million to $75 million estimate. For clarity, this amount is not meant to be the fiscal 2025 forecast or guidance, and this amount excludes the impact of the application of purchase accounting to the film cost and related amortization, as described in footnote (3) above.

Safe Harbor Statement

The preceding forward-looking projection of Adjusted OIBDA over the fiscal year ending 2024 represents a forward-looking statement and projection based on expectations, assumptions and estimates that Lionsgate believes are reasonable given its assessment of historical trends and other information reasonably available as of November 9, 2023. Forward-looking statements can often be identified by words such as “expect” and “anticipate”. The amounts consist of projections only, and are subject to a wide range of known and unknown business risks and uncertainties, including those, described in Lionsgate’s Securities and Exchange and Commission (“SEC”) filings referred to below, many of which are beyond Lionsgate’s control. Forward-looking statements such as those contained above should not be regarded as representations by Lionsgate that the projected results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the outlook Lionsgate provides today. Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, including the forecasts set forth herein, except as required by law.

The forecast set forth above should be read together with Lionsgate’s Annual Report on Form 10-K for the year ended March 31, 2023 including the risks identified under “Item 1A. Risk Factors” and Lionsgate’s other SEC filings.